Reg. No. 33-80784
                                                             File No. 811-8484
                                                             Rule 497(e)


PROSPECTUS                                                    November 1, 1996
Class A and B shares



                    MENTOR PERPETUAL INTERNATIONAL PORTFOLIO


     Mentor Perpetual International Portfolio seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers outside the United States. The Portfolio is a diversified investment portfolio of Mentor Institutional Trust. Mentor Perpetual Advisors, LLC is the Portfolio's investment adviser. The Portfolio may use leverage - that is, it may borrow money to purchase additional portfolio securities, which involves special risks.

     This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the March 11, 1996 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Mentor Distributors, LLC at 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23218-1357.


                           -------------------------

                            MENTOR DISTRIBUTORS, LLC
                                  Distributor


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
         COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
            ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESEN-
                 TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense summary

             Expenses are one of several factors to consider when investing in the Portfolio. Expenses shown reflect the expenses the Portfolio expects to incur in its first fiscal year with respect to its Class A and Class B shares. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Class A and Class B shares of the Portfolio over specified periods.

Shareholder Transaction Expenses:                                 Class A                  Class B
Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)(1)                         5.75%                   None
Maximum Sales Load Imposed on Reinvested Dividends                  None                    None
Deferred Sales Load                                                 None(2)        4.0% in the first year,
     (as a percentage of the lower of the original                                declining to 1.0% in the
     purchase price or redemption proceeds)(3)                                     fifth year, and eliminated
                                                                                         thereafter(4)
Redemption Fees                                                     None                    None
Exchange Fee                                                        None                    None

---------------------------
(1) Long-term Class B shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(2) A contingent deferred sales charge ("CDSC") of 1.00% is assessed on Class A shares that were purchased without an initial sales charge as part of an investment of over $1,000,000 that are redeemed within one year of purchase.

(3) The amount redeemed is computed as the lesser of the current net asset value of the shares redeemed, and the original purchase price of the shares. See "How to buy shares - Class B shares."

(4) Shares purchased as part of asset-allocation plans pursuant to the BL Purchase Program are subject to a CDSC of 1.00%, if the shares are redeemed within one year of purchase. See "How to Buy Shares -- the BL Purchase Program."


Annual Portfolio Operating Expenses:
(as a percentage of average net assets)                Class A      Class B
                                                       -------      -------
  Management Fees                                       1.00%        1.00%
  12b-1 Fees                                            0.00%        0.75%
  Shareholder Service Fee                               0.25%        0.25%
  Other Expenses (after expense limitation)*            0.20%        0.20%
                                                        ----         ----
    Total Portfolio Operating Expenses (after           1.45%        2.20%
     expense limitation)*

-----------------------------
* Other Expenses and Total Portfolio Operating Expenses reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, Other Expenses are expected to be 0.45% for Class A and Class B shares and Total Portfolio Operating Expenses are expected to be 1.70% for Class A shares and 2.45% for Class B shares.

Examples

        An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:


                                           Class A              Class B
           1 year                            $ 71                 $62
           3 years                           $101                 $99

        An investment of $1,000 in the Portfolio would incur the following expenses assuming 5% annual return and no redemption:


                                           Class A              Class B
           1 year                            $ 71                 $22
           3 years                           $101                 $69

        This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the estimated operating expenses for the Portfolio. The Examples should not be considered a representation of future performance; actual expenses may be more or less than those shown.

Investment objective and policies

        Mentor Perpetual International Portfolio's investment objective is long-term capital appreciation. The Portfolio is designed for investors who believe that investment in a diversified portfolio of securities of issuers located outside the U.S. offers the potential for long-term capital appreciation.

        The Portfolio invests in a diversified portfolio of securities of issuers located outside the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if Mentor Perpetual Advisors, LLC ("Mentor Perpetual"), the Portfolio's investment adviser, believes they would help achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments.

        The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

        It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

        Fixed-income securities in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Perpetual will consider whether continued investment in the security is consistent with the Portfolio's investment objective. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

        Mentor Perpetual may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. At such times, the Portfolio may also invest without limit in securities of issuers located in the United States. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

        Investments in smaller companies. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may also involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publiclyavailable information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

        Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when Mentor Perpetual would otherwise have sold the security. It is possible that Mentor Perpetual or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

        Foreign securities. Investments in foreign securities entail certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.


        In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries.

Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Other investment practices and risks

        The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of certain of these practices and risks they may involve.

        Borrowing and leverage. The Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases the Portfolio's market exposure and its risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

        Options and futures. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase its investment return.

        The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

        Index futures and options. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

        Risks related to options and futures strategies. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of Mentor Perpetual to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures and options positions. Although the Portfolio will enter into options and futures transactions only if Mentor Perpetual believes that a liquid secondary market exists for such options or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit the Portfolio's ability to engage in options and futures transactions.

        The Portfolio generally expects that its options transactions will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Mentor Perpetual, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

        The Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

        Repurchase agreements; securities loans. The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Portfolio lends portfolio securities. The Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument subject to the repurchase agreement is a U.S. Government security. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

                                _______________

        Except for investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval. As a matter of policy, the Trustees will not materially change the Portfolio's investment objective without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

Management

        The Trustees of Mentor Institutional Trust (the "Trust") are responsible for generally overseeing the conduct of the Portfolio's business. Mentor Perpetual Advisors, LLC ("Mentor Perpetual"), located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio. Mentor Investment Group, LLC ("Mentor Investment Group") serves as administrator to the Portfolio. Mentor Investment Group receives no compensation from the Portfolio for the performance of such services. Mentor Investment Group has agreed to bear certain expenses of the Portfolio pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time.

        Mentor Perpetual is an investment advisory firm owned equally by Perpetual plc and Mentor Investment Group. The Perpetual organization currently serves as investment adviser for assets of more than $6 billion. Its clients include 28 unit investment trusts and other public investment pools for over 150 clients, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of The Mentor Funds. Investment decisions for the Portfolio are made by a team of investment professionals at Mentor Perpetual.

        Mentor Investment Group is a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"), a diversified financial services holding company. Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

        Subject to the general oversight of the Trustees, Mentor Perpetual manages the Portfolio in accordance with the stated policies of the Portfolio. Mentor Perpetual makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Perpetual may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Perpetual may consider sales of shares of the Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. Mentor Perpetual may at times cause the Portfolio to pay commissions to broker-dealers affiliated with Mentor Perpetual.

        Expenses incurred in the operation of the Portfolio or otherwise allocated to the Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and its subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, certain investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters, are borne by the Portfolio.

        Portfolio turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's annual portfolio turnover rate is expected to be less than 200% for the current fiscal year.

How the Portfolio values its shares

        The Portfolio calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values. The net asset value for Class A shares will generally differ from that of Class B shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes.

        Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

Sales arrangements

        This Prospectus offers investors two classes of shares which bear sales charges in different forms and amounts and which bear different levels of expenses:

        Class A shares. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed, except that sales at net asset value in excess of $1 million are subject to a contingent deferred sales charge (a "CDSC"). Certain purchases of Class A shares qualify for reduced sales charges. Class A shares currently bear no 12b-1 fees. See "How to buy shares --- Class A shares."

        Class B shares. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within five years. Class B shares also bear 12b-1 fees. Class B shares provide an investor the benefit of putting all of the investor's money to work from the time the investment is made, but have a higher expense ratio and pay lower dividends than Class A shares due to the 12b-1 fees. If you purchase shares through an asset-allocation program, you may also be eligible to purchase Class B shares through the "BL Purchase Program." See "How to buy shares --- Class B shares."

        Which arrangement is for you? The decision as to which class of shares provides a suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Investors purchasing shares through an asset-allocation program may wish to purchase shares through the BL Purchase Program. For more information about these sales arrangements, consult your investment dealer or Mentor Distributors. Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of certain other funds in the Mentor family and for shares of Cash Resource U.S. Government Money Market Fund. See "How to exchange shares."

How to buy shares

        You can open a Portfolio account with as little as $1,000 and make additional investments at any time with as little as $100. Investments under IRAs and qualified retirement plans are subject to a minimum initial investment of $250. The minimum initial investment may be waived for current and retired Trustees, and current and retired employees of the Trust, Mentor Investment Group, LLC ("Mentor Investment Group") or its affiliates. You can buy Portfolio shares by completing the enclosed New Account Form and sending it to Mentor Distributors along with a check or money order made payable to Mentor Institutional Trust, through your financial institution, which may be an investment dealer, a bank, or another institution, or through automatic investing. If you do not have a dealer, Mentor Distributors, LLC ("Mentor Distributors") can refer you to one.

        Automatic investment plan. Once you have made the initial minimum investment in the Portfolio, you can make regular investments of $50 or more on a monthly or quarterly basis through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Mentor Distributors.

        Shares are sold at a price based on the Portfolio's net asset value next determined after Mentor Distributors receives your purchase order. In most cases, in order to receive that day's public offering price, Mentor Distributors must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.

        Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge. The Portfolio receives the net asset value. The sales charge varies depending on the size of your purchase and is allocated between your investment dealer and Mentor Distributors. The current sales charges for Class A shares of the Portfolio are as follows:

                                                     Sales Charge as        Sales Charge as
                                                     a Percentage of        a Percentage of
                                                     Public Offering          Net Amount              Dealer
                                                          Price                Invested            Commission*
Less than $50,000..............................           5.75%                  5.82%                5.00%
$50,000 but less than $100,000.................           4.75%                  4.99%                4.00%
$100,000 but less than $250,000................           3.75%                  3.90%                3.00%
$250,000 but less than $500,000................           3.00%                  3.09%                2.50%
$500,000 but less than $1 million                         2.00%                  2.04%                1.75%
$1 million or more.............................             0%                     0%              (see below)

----------------------
* At the discretion of Mentor Distributors, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

              There is no initial sales charge on purchases of Class A shares of $1 million or more. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. A CDSC is also imposed on any shares purchased without a sales charge as part of a purchase of shares of $1 million or more under a purchase accumulation plan. Contact Mentor Distributors for more information.

              You may be eligible to buy Class A shares at reduced sales charges. Consult your investment dealer or Mentor Distributors for details about Quantity Discounts and Accumulated Purchases, Letters of Intent, the Reinvestment Privilege, Concurrent Purchases, and the Automatic Investment Plan. Descriptions are also included in the New Account Form and in the Statement of Additional Information. Shares may be sold at net asset value to certain categories of investors, including to shareholders of other mutual funds who invest in the Portfolio in response to certain promotional activities, and the CDSC may be waived under certain circumstances. The sales charges shown above will not apply to shares purchased by you if you purchase shares through EVEREN Securities, Inc. with the redemption proceeds received by you within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund. No CDSC will apply to these purchases. EVEREN Securities, Inc. may compensate your investment dealer in connection with any such purchase. See "How to buy shares --- General" below.

              Class B Shares. Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within five years of purchase. The following types of shares may be redeemed without charge: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in the Example below. The amount of CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested in the shares being redeemed and the dollar amount being redeemed, according to the following table:

           Years Since Purchase Payment Made                         CDSC
           ---------------------------------                  -----------
                           1                                         4.0%
                           2                                         4.0%
                           3                                         3.0%
                           4                                         2.0%
                           5                                         1.0%
                           6+                                        None

              The BL Purchase Program. If you purchase Class B shares through an asset-allocation program sponsored by your broker-dealer or other financial institution, you may elect to participate in the BL Purchase Program. Shares purchased through this program are not subject to the CDSC shown above. Rather, a CDSC of 1.00% will be imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. Your broker-dealer or other financial institution is responsible for making the election on your behalf to invest through the Program. Accordingly, if you wish to purchase shares through this Program, you should instruct your broker-dealer or financial institution to do so.

              General. Mentor Distributors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

              A Portfolio may sell its Class A shares without a sales charge and may waive the CDSC on shares redeemed by the Trust's current and retired

Trustees (and their families), current and retired employees (and their families) of Mentor Distributors, Mentor Perpetual, and their affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Mentor Distributors, employees (and their families) of financial institutions having sales agreements with Mentor Distributors (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Portfolio shares), financial institution trust departments investing an aggregate of $1 million or more in one or more funds in the Mentor family, clients of certain administrators of tax-qualified plans, employer-sponsored retirement plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in funds in the Mentor family, shares redeemed under the Portfolio's Systematic Withdrawal Plan (limited to 10% of a shareholder's account in any calendar year), and "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Mentor Distributors or its affiliates. The Portfolio may sell shares without a sales charge or a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. In addition, the CDSC may be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability; (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an IRA, Keogh Plan, or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2; and (c) a tax-free return on an excess contribution to an IRA; (iii) redemptions by pension or profit sharing plans sponsored by Mentor Investment Group or an affiliate; and (iv) redemptions by pension or profit sharing plans of which Mentor Investment Group or any affiliate serves as a plan fiduciary. In addition, certain retirement plans with over 200 employees may purchase Class A shares at net asset value without a sales charge. The Portfolio may sell its Class A shares without a sales charge to shareholders of other mutual funds who invest in other funds in the Mentor family in response to certain promotional activities (in which case a CDSC of 1% may apply for a period of years after purchase). Contact Mentor Distributors. If you invest through a broker-dealer or other financial institution, your broker-dealer or other financial institution will be responsible for electing on your behalf to take advantage of any of these reduced sales charges or waivers described above. Please instruct your broker-dealer or other financial institution accordingly.

              Shareholders of other funds in the Mentor family may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Portfolio at net asset value.

              In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem the shares held longest (together with any shares received upon reinvestment of distributions with respect to those shares). Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. See the Example below.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 of those shares (including shares purchased through reinvestment of distributions on those 100 shares) at this time, your CDSC will be calculated as follows:

o   Proceeds of 50 shares redeemed at $12 per share                    $600
o   Minus proceeds of 10 shares not subject to a CDSC
    because they were acquired through dividend reinvestment
    (10 x $12)                                                         -120
o   Minus appreciation on remaining shares, also not subject
    to CDSC (40 x $2)                                                   -80
                                                                       ----
o   Amount subject to a CDSC                                           $400

              Mentor Distributors receives the entire amount of any CDSC you pay. Consult Mentor Distributors for more information.

              If you are considering redeeming or exchanging shares of the Portfolio or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange, or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

              Because of the relatively high cost of maintaining accounts, the Portfolio reserves the right to redeem, upon not less than 60 days' notice, any Portfolio account below $500 as a result of redemptions. A shareholder may, however, avoid such a redemption by the Portfolio by increasing his investment in shares of the Portfolio to a value of $500 or more during such 60-day period.

              Mentor Distributors, Mentor Perpetual, and affiliates thereof, at their own expense and out of their own assets, may also provide other compensation to dealers in connection with sales of the Portfolio. Such compensation may also include, but is not limited to, financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Portfolio's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Certain dealers may not sell all classes of shares.

              In all cases Mentor Perpetual or Mentor Distributors reserves the right to reject any particular investment.

              Reinvestment Privilege. If you redeem Class A or B shares of the Portfolio, you have a one-time right, within 60 days, to reinvest the redemption proceeds plus the amount of CDSC you paid, if any, at the next-determined net asset value. Front-end sales charges will not apply to such reinvestment. Mentor Distributors must be notified in writing by you or by your financial institution of the reinvestment for you to recover the CDSC, or to eliminate the front-end sales charge. If you redeem shares in the Portfolio, there may be tax consequences.

Distribution Plan (Class B Shares)

              Mentor Distributors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, is the principal distributor for the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

              The Portfolio has adopted a Distribution Plan under Rule 12b-1 with respect to its Class B shares (the "Plan") providing for payments by the Portfolio to Mentor Distributors from the assets attributable to the Portfolio's Class B shares at the annual rate set out under "Summary of Portfolio Expenses - Annual Portfolio Operating Expenses" above. The Trustees may reduce the amount of payments or suspend the Plan for such periods as they may determine. Mentor Distributors also receives the proceeds of any CDSC imposed on redemptions of shares.

              Payments under the Plan are intended to compensate Mentor Distributors for services provided and expenses incurred by it as principal underwriter of the Portfolio's Class B shares. Mentor Distributors may select financial institutions (such as a broker/dealer or bank) to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolio. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by Mentor Distributors. Mentor Distributors may suspend or modify such payments to dealers. Such payments are also subject to the continuation of the Plan, the terms of any agreements between dealers and Mentor Distributors, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

How to sell shares

              You can sell your shares to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your investment dealer. The Portfolio will only redeem shares for which it has received payment.

              Selling shares directly to the Portfolio. Send a signed letter of instruction and stock power form, along with any certificates that represent shares you want to sell, to Mentor Institutional Trust, c/o Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171. The price you will receive is the net asset value next calculated after your request is received in proper form less any applicable CDSC. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. If you sell shares having a net asset value of $50,000 or more or if you want your redemption proceeds payable to you at a different address or to someone else, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. See the Statement of Additional Information for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Mentor Distributors, and many commercial banks. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Distributors for details.

              Selling shares by telephone. You may use Mentor Distributors' Telephone Redemption Privilege to redeem shares from your account unless you have notified Mentor Distributors of an address change within the preceding 15 days. Unless an investor indicates otherwise on the New Account Form, Mentor Distributors will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Mentor Distributors with his or her account registration and address as it appears on Mentor Distributors' records. Mentor Distributors will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Mentor Distributors may be liable for any losses due to unauthorized or fraudulent instructions. For more information, consult Mentor Distributors. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Mentor Distributors by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.

              Selling shares through your investment dealer. Your dealer and Mentor Distributors must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Mentor Distributors, and may charge you for its services.

              Systematic Withdrawal Program. You may redeem Class A or B shares of the Portfolio through periodic withdrawals for a predetermined amount. Only shareholders with accounts valued at $10,000 or more are eligible to participate. Class B shares redeemed under the Systematic Withdrawal Program are not subject to a CDSC, but the aggregate withdrawals of Class B shares in any year are limited to 10% of the value of the account at the time of enrollment. Contact Mentor Distributors for more information.

              General. The Portfolio generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

              The Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

How to exchange shares

              Except as otherwise described below, you can exchange your shares in the Portfolio worth at least $1,000 for shares of the same class of certain Portfolios of The Mentor Funds, a series investment company offering shares of nine portfolios with different investment objectives and policies, at net asset value beginning 15 days after purchase. You may also exchange shares of the Portfolio for shares of Cash Resource U.S. Government Money Market Fund (the "Cash Fund"). If you exchange shares subject to a CDSC, the transaction will not be subject to a CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares, using the schedule of the Portfolio from which your first exchange was effected. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. (If you exchange your shares for shares of the Cash Fund, the period when you hold shares of the Cash Fund will not be included in calculating the length of time you have owned the shares subject to the CDSC, and any CDSC payable on redemption of your shares will be reduced by the amount of any payment collected by the Cash Fund under its distribution plan in respect of those shares. Contact Mentor Distributors for information.)

              To exchange your shares, simply complete an Exchange Authorization Form and send it to Mentor Institutional Trust, c/o BFDS, 2 Heritage Drive, North Quincy, Massachusetts 02171. Exchange Authorization Forms are available by calling or writing Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Distributors' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask you investment dealer or Mentor Distributors for a prospectus relating to The Mentor Funds or the Cash Fund. Shares of certain of the Portfolios may not be available to residents of all states.

              The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributors or the Trustees believe doing so would be in the best interests of the Portfolio, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Distributors before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.

How distributions are made

              The Portfolio distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.

Taxes

              The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

              All Portfolio distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Mentor Perpetual will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

              Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

              The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

Other services

              Shareholder Servicing Plan. The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to the Class A and Class B shares of the Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Trust to provide administrative support services to their customers who are Portfolio shareholders. In return for providing these support services, a financial institution may receive payments at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the Portfolio. These administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolio; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Portfolio reasonably requests.

              In addition to receiving payments under the Service Plan, financial institutions may be compensated by Mentor Perpetual and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolio. These payments will be made directly by Mentor Perpetual and/or Mentor Investment Group and will not be made from the assets of the Portfolio.

General Information

              Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

              The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into five series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. The Portfolio's shares are currently divided into four classes. Only the Portfolio's Class A and Class B shares are offered by this Prospectus. The Portfolio also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

For more information, including your eligibility to purchase any other class of shares, contact Mentor Distributors.

              Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither the Portfolio nor the Trust are required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

              In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

              Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolio's custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Portfolio's transfer and dividend agent.

Performance Information

              Yield and total return data may from time to time be included in advertisements about Class A and Class B shares of the Portfolio. The Portfolio's "yield" for each class of shares is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Portfolio at the maximum public offering price (in the case of Class A shares) and reflecting (in the case of Class B shares) the deduction of any applicable CDSC. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Investment performance of different classes of shares of the Portfolio will differ. Any quotation of investment performance not reflecting the maximum initial sales charge or CDSC would be reduced if such sales charges were reflected. Quotations of yield and total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or its investment personnel.

              All data is based on the Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, the Portfolio's operating expenses and the class of shares purchased. Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Pro spectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

Additional information concerning the securities offered hereby and the Portfolio is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.


                                Table of Contents

Expense summary..................................................2
Investment objective and policies................................3
Other investment practices and risks.............................5
Management.......................................................6
How the Portfolio values its shares..............................7
Sales arrangements...............................................8
How to buy shares................................................8
Distribution Plan (Class B Shares)..............................12
How to sell shares..............................................12
How to exchange shares..........................................13
How distributions are made......................................14
Taxes...........................................................14
Other services..................................................14
General information.............................................15
Performance information.........................................15


                                     MENTOR
                                    PERPETUAL
                                  INTERNATIONAL
                                    PORTFOLIO


                                   ----------

                                   PROSPECTUS

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                            Mentor Distributors, LLC